Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports First Quarter 2025 Results

NASHVILLE, Tenn. (May 1, 2025) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three months ended March 31, 2025.

First Quarter 2025 Highlights and Recent Developments:

●	The Company reported first quarter records for consolidated revenue of $587.3 million, Hospitality segment revenue of $497.7 million and Entertainment segment revenue of $89.6 million.
●	The Company also generated first quarter records for consolidated net income of $63.0 million and consolidated Adjusted EBITDAre of $185.5 million.
●	During the quarter, the Company booked over 363,000 Gross Definite Room Nights for all future years at a record estimated average daily rate (ADR) for future bookings booked during any first quarter of approximately $284.
●	In the first quarter, Opry Entertainment Group (OEG) made a strategic investment in Southern Entertainment, a leading independent festival and live event operator. Subsequent to quarter-end, the Metropolitan Government of Nashville announced its intent to award OEG a 10-year contract to operate the 6,800-seat Ascend Amphitheater in downtown Nashville, Tennessee, beginning in 2026, pending successful contract negotiations.
●	Subsequent to quarter-end, OEG successfully defeased its obligations under its Block 21 CMBS loan with a $130 million add-on to OEG’s existing Term Loan B, maintaining the same interest rate and maturity date as the original Term Loan B facility.
●	The Company is affirming its full year outlook for consolidated net income, Adjusted EBITDAre and Adjusted Funds from Operations (AFFO) per diluted share/unit due to the Company’s strong first quarter performance, resilient group business model and implementation of proactive cost management measures by our manager. The Company is also lowering its full year outlook for Hospitality RevPAR and Total RevPAR growth to account for the impact of macroeconomic uncertainty on in-the-year-for-the-year group demand.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “Our first quarter results exceeded our expectations, driven by outperformance across both our Hospitality and Entertainment business segments. Hospitality delivered record first quarter performance in revenue, operating income and Adjusted EBITDAre, supported by broad based growth across both group and leisure.  First quarter bookings for all future years increased over 10% compared to last year, with particular strength in bookings for 2026 and 2027. However, ongoing economic policy uncertainty is weighing on near-term meeting planner decision-making, which is impacting lead volumes and group bookings for the in-the-year-for-the-year period. As a result, we are adopting a more conservative top-line outlook for 2025, while affirming our profitability outlook due to the resilience of our group-centric business model and the proactive cost management efforts at our properties.”

First Quarter 2025 Results (as compared to First Quarter 2024):

	Three Months Ended
	March 31,
($ in thousands, except per share amounts)			%
	2025	2024	Change
Total revenue	$587,280	$528,345	11.2%

Operating income	$116,121	$96,381	20.5%
Operating income margin	19.8%	18.2%	1.6	pts

Net income	$63,014	$42,761	47.4%
Net income margin	10.7%	8.1%	2.6	pts

Net income available to common stockholders	$62,961	$43,056	46.2%
Net income available to common stockholders margin	10.7%	8.1%	2.6	pts
Net income available to common stockholders per diluted share (1)	$1.00	$0.67	49.3%

Adjusted EBITDAre	$185,502	$161,065	15.2%
Adjusted EBITDAre margin	31.6%	30.5%	1.1	pts
Adjusted EBITDAre, excluding noncontrolling interest	$179,876	$156,403	15.0%
Adjusted EBITDAre, excluding noncontrolling interest margin	30.6%	29.6%	1.0	pts

Funds From Operations (FFO) available to common stockholders and unit holders	$122,902	$98,473	24.8%
FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.97	$1.57	25.5%

Adjusted FFO available to common stockholders and unit holders	$129,823	$102,694	26.4%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.08	$1.63	27.6%

1 Diluted weighted average common shares for the three months ended March 31, 2025 and 2024 include 3.7 million and 3.2 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest, Adjusted EBITDAre, excluding noncontrolling interest margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2025	2024	Change
Hospitality revenue	$497,730	$461,470	7.9%

Hospitality operating income	$116,809	$102,185	14.3%
Hospitality operating income margin	23.5%	22.1%	1.4	pts
Hospitality Adjusted EBITDAre	$172,974	$154,593	11.9%
Hospitality Adjusted EBITDAre margin	34.8%	33.5%	1.3	pts

Hospitality performance metrics:
Occupancy	69.7%	66.7%	3.0	pts
Average Daily Rate (ADR)	$264.40	$250.48	5.6%
RevPAR	$184.21	$167.17	10.2%
Total RevPAR	$484.52	$444.29	9.1%

Gross definite room nights booked	363,904	329,695	10.4%
Net definite room nights booked	205,194	189,583	8.2%
Group attrition (as % of contracted block)	15.5%	14.9%	0.6	pts
Cancellations ITYFTY (1)	22,779	13,050	74.6%

1 “ITYFTY” represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for first quarter 2025 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

●	The portfolio delivered first quarter RevPAR growth of 10.2% and Total RevPAR growth of 9.1%, compared to the prior year period. The Company estimates the timing of the Easter holiday contributed approximately 220 basis points to first quarter RevPAR growth.
●	Banquet and AV revenue increased 6.6% year over year driven in part by higher contribution per group room night despite a known higher mix shift toward association groups.
●	First quarter attrition and cancellation revenue was approximately $6.7 million, a decline of $1.7 million compared to the prior year period.
●	In February 2025, the Company completed the extensive renovation of the lobby and rooms at Gaylord Palms. The renovation excluded the rooms added with the 2021 expansion.

Gaylord Opryland

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2025	2024	Change
Revenue	$110,178	$103,835	6.1%

Operating income	$30,098	$24,825	21.2%
Operating income margin	27.3%	23.9%	3.4	pts
Adjusted EBITDAre	$38,148	$32,947	15.8%
Adjusted EBITDAre margin	34.6%	31.7%	2.9	pts

Performance metrics:
Occupancy	64.9%	65.1%	(0.2)	pts
ADR	$262.57	$245.28	7.0%
RevPAR	$170.49	$159.60	6.8%
Total RevPAR	$423.89	$395.10	7.3%

Gaylord Palms

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2025	2024	Change
Revenue	$88,393	$85,463	3.4%

Operating income	$23,782	$25,006	(4.9)%
Operating income margin	26.9%	29.3%	(2.4)	pts
Adjusted EBITDAre	$32,947	$31,871	3.4%
Adjusted EBITDAre margin	37.3%	37.3%	–	pts

Performance metrics:
Occupancy	75.9%	74.6%	1.3	pts
ADR	$276.14	$267.99	3.0%
RevPAR	$209.69	$199.89	4.9%
Total RevPAR	$571.68	$546.66	4.6%

Gaylord Texan

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2025	2024	Change
Revenue	$86,377	$84,902	1.7%

Operating income	$27,695	$26,032	6.4%
Operating income margin	32.1%	30.7%	1.4	pts
Adjusted EBITDAre	$33,624	$31,923	5.3%
Adjusted EBITDAre margin	38.9%	37.6%	1.3	pts

Performance metrics:
Occupancy	73.0%	73.2%	(0.2)	pts
ADR	$257.26	$239.77	7.3%
RevPAR	$187.80	$175.54	7.0%
Total RevPAR	$529.08	$514.32	2.9%

Gaylord National

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2025	2024	Change
Revenue	$80,829	$68,274	18.4%

Operating income	$9,474	$5,223	81.4%
Operating income margin	11.7%	7.7%	4.0	pts
Adjusted EBITDAre	$19,031	$14,819	28.4%
Adjusted EBITDAre margin	23.5%	21.7%	1.8	pts

Performance metrics:
Occupancy	72.4%	64.4%	8.0	pts
ADR	$249.02	$236.16	5.4%
RevPAR	$180.33	$152.18	18.5%
Total RevPAR	$449.95	$375.88	19.7%

Gaylord Rockies

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2025	2024	Change
Revenue	$70,948	$63,822	11.2%

Operating income	$14,823	$11,997	23.6%
Operating income margin	20.9%	18.8%	2.1	pts
Adjusted EBITDAre	$29,675	$25,838	14.9%
Adjusted EBITDAre margin	41.8%	40.5%	1.3	pts

Performance metrics:
Occupancy	72.2%	64.5%	7.7	pts
ADR	$257.09	$242.23	6.1%
RevPAR	$185.68	$156.29	18.8%
Total RevPAR	$525.19	$467.24	12.4%

JW Marriott Hill Country

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2025	2024	Change
Revenue	$55,276	$49,941	10.7%

Operating income	$10,849	$9,134	18.8%
Operating income margin	19.6%	18.3%	1.3	pts
Adjusted EBITDAre	$18,680	$16,531	13.0%
Adjusted EBITDAre margin	33.8%	33.1%	0.7	pts

Performance metrics:
Occupancy	67.9%	63.6%	4.3	pts
ADR	$321.54	$312.19	3.0%
RevPAR	$218.38	$198.40	10.1%
Total RevPAR	$612.95	$547.72	11.9%

Entertainment Segment

	Three Months Ended
	March 31,
($ in thousands)			%
	2025	2024	Change
Revenue	$89,550	$66,875	33.9%

Operating income	$10,316	$6,112	68.8%
Operating income margin	11.5%	9.1%	2.4	pts
Adjusted EBITDAre	$20,939	$15,539	34.8%
Adjusted EBITDAre margin	23.4%	23.2%	0.2	pts

Fioravanti continued, “Our Entertainment segment delivered record first quarter performance in revenue, operating income and Adjusted EBITDAre driven by growth from our recent investments in Category 10, the W Austin Hotel at Block 21 and Ole Red Las Vegas. Our ‘Opry 100’ programming is off to a strong start, with the televised live special ‘Opry 100: A Live Celebration’ generating exceptional viewership and social media engagement. We have not seen notable indications of macro-driven consumer softness, which we attribute to the continued strength of the live entertainment category and the quality of our portfolio of iconic brands and venues.”

Corporate and Other Segment

	Three Months Ended
	March 31,
($ in thousands)			%
	2025	2024	Change
Operating loss	$(11,004)	$(11,916)	7.7%
Adjusted EBITDAre	$(8,411)	$(9,067)	7.2%

Capital Expenditures

In 2025, the Company expects to spend approximately $350 to $450 million on capital expenditures, primarily related to its Hospitality business, which includes approximately $113 million spent in the first quarter of 2025. At this time, the scope of the Company’s multiyear capital program remains unchanged; however, the discrete nature of the projects in the pipeline allows the Company to take a flexible approach to evolving macroeconomic conditions.

Major Hospitality projects planned for 2025 include:

●	Continuation of the renovation of the Presidential ballroom, meeting space and pre-function space at Gaylord Opryland, which is expected to be completed by mid-year 2025;
●	Continuation of the sports bar, pavilion and event lawn development at Gaylord Opryland, which is expected to be completed in the first quarter of 2026;
●	Continuation of the meeting space expansion at Gaylord Opryland, which is expected to be completed in 2027; and
●	Renovation of the rooms at Gaylord Texan, which is expected to begin in mid-year 2025.

Disruption

For 2025, the Company affirms its previously stated expectation that the full year impact of construction disruption to its total Hospitality segment will be 250 to 350 basis points to RevPAR; 200 to 300 basis points to Total RevPAR; and $30 to $35 million to operating income and Adjusted EBITDAre. The Company expects disruption to impact results at Gaylord Opryland, Gaylord Texan and, to a lesser extent, Gaylord Palms (for the renovation period through February 2025).

2025 Guidance

The Company is providing its 2025 business performance outlook based on current information as of May 1, 2025. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update or withdraw its full business outlook or any portion thereof at any time for any reason, including due to economic uncertainty and volatility.

Fioravanti concluded, “We are pleased to be affirming our full year 2025 outlook for consolidated net income, Adjusted EBITDAre, and AFFO, while adopting more conservative top-line assumptions amid ongoing macroeconomic uncertainty. Given our strong first quarter results, our resilient business model and our proactive asset management approach, we believe the Company is in a strong position to face the current environment. Our focus remains on enhancing the long-term positioning and value proposition of our portfolio to create value for our shareholders in the years to come.”

	Guidance Range			Prior Guidance Range
(in millions, except per share figures)	For Full Year 2025 (1)			Full Year 2025 (1)			Change
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Consolidated Hospitality RevPAR growth	1.25%	3.75%	2.50%	2.25%	4.75%	3.50%	(1.00)%
Consolidated Hospitality Total RevPAR growth	0.75%	3.25%	2.00%	1.75%	4.25%	3.00%	(1.00)%

Operating income:
Hospitality	$444.0	$468.0	$456.0	$444.0	$468.0	$456.0	$-
Entertainment	65.8	69.8	67.8	65.8	69.8	67.8	-
Corporate and Other	(48.0)	(47.5)	(47.8)	(48.0)	(47.5)	(47.8)	-
Consolidated operating income	$461.7	$490.3	$476.0	$461.7	$490.3	$476.0	$-

Adjusted EBITDAre:
Hospitality	$675.0	$715.0	$695.0	$675.0	$715.0	$695.0	$-
Entertainment	110.0	120.0	115.0	110.0	120.0	115.0	-
Corporate and Other	(36.0)	(34.0)	(35.0)	(36.0)	(34.0)	(35.0)	-
Consolidated Adjusted EBITDAre	$749.0	$801.0	$775.0	$749.0	$801.0	$775.0	$-

Net income	$245.3	$261.0	$253.1	$245.3	$261.0	$253.1	$-
Net income available to common stockholders	$237.3	$255.0	$246.1	$237.3	$255.0	$246.1	$-
							-
FFO available to common stockholders and unit holders	$487.4	$524.5	$505.9	$487.4	$524.5	$505.9	$-
Adjusted FFO available to common stockholders and unit holders	$510.0	$555.0	$532.5	$510.0	$555.0	$532.5	$-

Net income available to common stockholders per diluted share (2)	$3.80	$4.05	$3.93	$3.80	$4.05	$3.93	$-
Adjusted FFO available to common stockholders and unit holders
per diluted share/unit (2)	$8.24	$8.86	$8.55	$8.24	$8.86	$8.55	$-

Weighted average shares outstanding - diluted (2)	64.5	64.5	64.5	64.5	64.5	64.5	-
Weighted average shares and OP units outstanding - diluted (2)	64.9	64.9	64.9	64.9	64.9	64.9	-

(1)	Amounts are calculated based on unrounded numbers.
(2)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unitholders to Net Income, see “Reconciliation of Forward-Looking Statements.”

Dividend Update

On April 15, 2025, the Company paid the previously announced quarterly cash dividend of $1.15 per common share, which was paid to stockholders of record as of March 31, 2025.

The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of March 31, 2025, the Company had unrestricted cash of $413.9 million and total debt outstanding of $3,375.0 million, net of unamortized deferred financing costs. As of March 31, 2025, there were no amounts drawn under the Company’s revolving credit facility and $17.0 million was drawn under OEG’s revolving credit facility, which left $763.0 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, May 2, at 12:00 p.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/News & Events/Events & Presentation) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 11,414 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns an approximate 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry; Ryman Auditorium; WSM 650 AM; Ole Red; Category 10; Nashville-area attractions; Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas; and a majority interest in Southern Entertainment, a leading festival and events business. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation and changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, and changes in interest rates. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate net income available to common stockholders margin by dividing GAAP consolidated net income available to common stockholders by GAAP consolidated total revenue. We calculate consolidated, segment or property-level operating income margin by dividing consolidated, segment or property-level GAAP operating income by consolidated, segment or property-level GAAP revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

●	preopening costs;
●	non-cash lease expense;
●	equity-based compensation expense;
●	impairment charges that do not meet the NAREIT definition above;
●	credit losses on held-to-maturity securities;
●	transaction costs of acquisitions;
●	interest income on bonds;
●	loss on extinguishment of debt;
●	pension settlement charges;
●	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
●	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of net income or operating income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest by GAAP consolidated total revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted

EBITDAre by consolidated, segment-, or property-level GAAP revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest and GAAP consolidated total revenue or segment or property-level GAAP revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as net income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments from unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

●	right-of-use asset amortization;
●	impairment charges that do not meet the NAREIT definition above;
●	write-offs of deferred financing costs;
●	amortization of debt discounts or premiums and amortization of deferred financing costs;
●	loss on extinguishment of debt;
●	non-cash lease expense;
●	credit loss on held-to-maturity securities;
●	pension settlement charges;
●	additional pro rata adjustments from unconsolidated joint ventures;
●	(gains) losses on other assets;
●	transaction costs of acquisitions;
●	deferred income tax expense (benefit); and
●	any other adjustments we have identified herein.

FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders exclude the ownership portion of the joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share/unit as a non-GAAP measure of our performance in addition to net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share/unit as Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our net income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income, operating income, or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~
Jennifer Hutcheson, Chief Financial Officer
Ryman Hospitality Properties, Inc.
(615) 316-6320
jhutcheson@rymanhp.com
~or~
Sarah Martin, Vice President Investor Relations
Ryman Hospitality Properties, Inc.
(615) 316-6011
sarah.martin@rymanhp.com

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

Unaudited

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2025	2024
Revenues:
Rooms	$189,232	$173,633
Food and beverage	253,263	235,083
Other hotel revenue	55,235	52,754
Entertainment	89,550	66,875
Total revenues	587,280	528,345

Operating expenses:
Rooms	46,289	44,101
Food and beverage	138,139	128,179
Other hotel expenses	123,924	118,813
Management fees, net	18,463	17,962
Total hotel operating expenses	326,815	309,055
Entertainment	69,770	52,587
Corporate	10,770	11,954
Preopening costs	87	1,436
Gain on sale of assets	–	(270)
Depreciation and amortization	63,717	57,202
Total operating expenses	471,159	431,964

Operating income	116,121	96,381

Interest expense, net of amounts capitalized	(54,283)	(60,443)
Interest income	5,459	7,522
Loss on extinguishment of debt	–	(522)
Income (loss) from unconsolidated joint ventures	(16)	32
Other gains and (losses), net	(108)	321
Income before income taxes	67,173	43,291
Provision for income taxes	(4,159)	(530)
Net income	63,014	42,761

Net (income) loss attributable to noncontrolling interest in OEG	(711)	579
Net (income) loss attributable to other noncontrolling interests	658	(284)
Net income available to common stockholders	$62,961	$43,056

Basic income per share available to common stockholders	$1.05	$0.72
Diluted income per share available to common stockholders (1)	$1.00	$0.67

Weighted average common shares for the period:
Basic	59,919	59,739
Diluted (1)	63,813	63,404

(1)	Diluted weighted average common shares for the three months ended March 31, 2025 and 2024 include 3.7 million and 3.2 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Unaudited

(In thousands)

	March 31,	December 31,
	2025	2024
ASSETS:
Property and equipment, net of accumulated depreciation	$4,169,575	$4,124,382
Cash and cash equivalents - unrestricted	413,858	477,694
Cash and cash equivalents - restricted	47,467	98,534
Notes receivable, net	56,767	57,801
Trade receivables, net	133,024	94,184
Deferred income tax assets, net	67,573	70,511
Prepaid expenses and other assets	167,530	178,091
Intangible assets and goodwill, net	183,313	116,376
Total assets	$5,239,107	$5,217,573

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,375,026	$3,378,396
Accounts payable and accrued liabilities	463,245	466,571
Dividends payable	70,974	71,444
Deferred management rights proceeds	164,532	164,658
Operating lease liabilities	134,728	135,117
Other liabilities	68,638	66,805
Noncontrolling interest in OEG	391,616	381,945
Total equity	570,348	552,637
Total liabilities and equity	$5,239,107	$5,217,573

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Adjusted EBITDAre Reconciliation

Unaudited

(In thousands)

	Three Months Ended
	March 31,
	2025		2024
	$	Margin	$	Margin
Consolidated:
Revenue	$587,280		$528,345
Net income	$63,014	10.7%	$42,761	8.1%
Interest expense, net	48,824		52,921
Provision for income taxes	4,159		530
Depreciation and amortization	63,717		57,202
Gain on sale of assets	–		(270)
Pro rata EBITDAre from unconsolidated joint ventures	1		2
EBITDAre	179,715	30.6%	153,146	29.0%
Preopening costs	87		1,436
Non-cash lease expense	889		925
Equity-based compensation expense	3,622		3,862
Interest income on Gaylord National bonds	1,114		1,195
Loss on extinguishment of debt	–		522
Transaction costs for acquisitions	75		–
Pro rata adjusted EBITDAre from unconsolidated joint ventures	–		(21)
Adjusted EBITDAre	185,502	31.6%	161,065	30.5%
Adjusted EBITDAre of noncontrolling interest	(5,626)		(4,662)
Adjusted EBITDAre, excluding noncontrolling interest	$179,876	30.6%	$156,403	29.6%

Hospitality segment:
Revenue	$497,730		$461,470
Operating income	$116,809	23.5%	$102,185	22.1%
Depreciation and amortization	54,106		50,230
Non-cash lease expense	945		983
Interest income on Gaylord National bonds	1,114		1,195
Adjusted EBITDAre	$172,974	34.8%	$154,593	33.5%

Entertainment segment:
Revenue	$89,550		$66,875
Operating income	$10,316	11.5%	$6,112	9.1%
Depreciation and amortization	9,377		6,740
Preopening costs	87		1,436
Non-cash lease revenue	(56)		(58)
Equity-based compensation	1,020		888
Other gains and (losses), net	136		408
Transaction costs for acquisitions	75		–
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(16)		13
Adjusted EBITDAre	$20,939	23.4%	$15,539	23.2%

Corporate and Other segment:
Operating loss	$(11,004)		$(11,916)
Depreciation and amortization	234		232
Other gains and (losses), net	(243)		(87)
Equity-based compensation	2,602		2,974
Gain on sale of assets	–		(270)
Adjusted EBITDAre	$(8,411)		$(9,067)

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Funds From Operations (“FFO”) and Adjusted FFO Reconciliation

Unaudited

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2025	2024
Net income	$63,014	$42,761
Noncontrolling interest in OEG	(711)	579
Net income available to common stockholders and unit holders	62,303	43,340
Depreciation and amortization	63,676	57,154
Adjustments for noncontrolling interest	(3,077)	(2,021)
Pro rata adjustments from joint ventures	–	–
FFO available to common stockholders and unit holders	122,902	98,473

Right-of-use asset amortization	41	48
Non-cash lease expense	889	925
Pro rata adjustments from joint ventures	–	(21)
Gain on other assets	–	(270)
Amortization of deferred financing costs	2,707	2,721
Amortization of debt discounts and premiums	558	649
Loss on extinguishment of debt	–	522
Adjustments for noncontrolling interest	(282)	135
Transaction cost of acquisitions	75	–
Deferred tax provision (benefit)	2,933	(488)
Adjusted FFO available to common stockholders and unit holders	$129,823	$102,694

Basic net income per share	$1.05	$0.72
Diluted net income per share	$1.00	$0.67

FFO available to common stockholders and unit holders per basic share/unit	$2.04	$1.64
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.15	$1.71

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.97	$1.57
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.08	$1.63

Weighted average common shares and OP units for the period:
Basic	60,314	60,134
Diluted (1)	64,208	63,799

(1)	Diluted weighted average common shares and OP units for the three months ended March 31, 2025 and 2024 include 3.7 million and 3.2 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended
	March 31,
	2025		2024
	$	Margin	$	Margin
Hospitality segment:
Revenue	$497,730		$461,470
Operating income	$116,809	23.5%	$102,185	22.1%
Depreciation and amortization	54,106		50,230
Non-cash lease expense	945		983
Interest income on Gaylord National bonds	1,114		1,195
Adjusted EBITDAre	$172,974	34.8%	$154,593	33.5%

Performance metrics:
Occupancy	69.7%		66.7%
ADR	$264.40		$250.48
RevPAR	$184.21		$167.17
OtherPAR	$300.31		$277.12
Total RevPAR	$484.52		$444.29

Gaylord Opryland:
Revenue	$110,178		$103,835
Operating income	$30,098	27.3%	$24,825	23.9%
Depreciation and amortization	8,060		8,133
Non-cash lease revenue	(10)		(11)
Adjusted EBITDAre	$38,148	34.6%	$32,947	31.7%

Performance metrics:
Occupancy	64.9%		65.1%
ADR	$262.57		$245.28
RevPAR	$170.49		$159.60
OtherPAR	$253.40		$235.50
Total RevPAR	$423.89		$395.10

Gaylord Palms:
Revenue	$88,393		$85,463
Operating income	$23,782	26.9%	$25,006	29.3%
Depreciation and amortization	8,210		5,871
Non-cash lease expense	955		994
Adjusted EBITDAre	$32,947	37.3%	$31,871	37.3%

Performance metrics:
Occupancy	75.9%		74.6%
ADR	$276.14		$267.99
RevPAR	$209.69		$199.89
OtherPAR	$361.99		$346.77
Total RevPAR	$571.68		$546.66

Gaylord Texan:
Revenue	$86,377		$84,902
Operating income	$27,695	32.1%	$26,032	30.7%
Depreciation and amortization	5,929		5,891
Adjusted EBITDAre	$33,624	38.9%	$31,923	37.6%

Performance metrics:
Occupancy	73.0%		73.2%
ADR	$257.26		$239.77
RevPAR	$187.80		$175.54
OtherPAR	$341.28		$338.78
Total RevPAR	$529.08		$514.32

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended
	March 31,
	2025		2024
	$	Margin	$	Margin
Gaylord National:
Revenue	$80,829		$68,274
Operating income	$9,474	11.7%	$5,223	7.7%
Depreciation and amortization	8,443		8,401
Interest income on Gaylord National bonds	1,114		1,195
Adjusted EBITDAre	$19,031	23.5%	$14,819	21.7%

Performance metrics:
Occupancy	72.4%		64.4%
ADR	$249.02		$236.16
RevPAR	$180.33		$152.18
OtherPAR	$269.62		$223.70
Total RevPAR	$449.95		$375.88

Gaylord Rockies:
Revenue	$70,948		$63,822
Operating income	$14,823	20.9%	$11,997	18.8%
Depreciation and amortization	14,852		13,841
Adjusted EBITDAre	$29,675	41.8%	$25,838	40.5%

Performance metrics:
Occupancy	72.2%		64.5%
ADR	$257.09		$242.23
RevPAR	$185.68		$156.29
OtherPAR	$339.51		$310.95
Total RevPAR	$525.19		$467.24

JW Marriott Hill Country:
Revenue	$55,276		$49,941
Operating income	$10,849	19.6%	$9,134	18.3%
Depreciation and amortization	7,831		7,397
Adjusted EBITDAre	$18,680	33.8%	$16,531	33.1%

Performance metrics:
Occupancy	67.9%		63.6%
ADR	$321.54		$312.19
RevPAR	$218.38		$198.40
OtherPAR	$394.57		$349.32
Total RevPAR	$612.95		$547.72

The AC Hotel at National Harbor:
Revenue	$2,698		$2,822
Operating income	$114	4.2%	$327	11.6%
Depreciation and amortization	222		250
Adjusted EBITDAre	$336	12.5%	$577	20.4%

Performance metrics:
Occupancy	54.8%		56.9%
ADR	$255.03		$250.02
RevPAR	$139.70		$142.24
OtherPAR	$16.44		$19.28
Total RevPAR	$156.14		$161.52

The Inn at Opryland: (1)
Revenue	$3,031		$2,411
Operating loss	$(26)	(0.9)%	$(359)	(14.9)%
Depreciation and amortization	559		446
Adjusted EBITDAre	$533	17.6%	$87	3.6%

Performance metrics:
Occupancy	43.8%		42.3%
ADR	$188.12		$162.66
RevPAR	$82.46		$68.75
OtherPAR	$28.66		$18.70
Total RevPAR	$111.12		$87.45

(1)	Includes other hospitality revenue and expense.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Earnings Per Share, FFO Per Share and Adjusted FFO Per Share Calculations

Unaudited

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2025	2024
Earnings per share:

Numerator:
Net income available to common stockholders	$62,961	$43,056
Net income (loss) attributable to noncontrolling interest in OEG	711	(579)
Net income available to common stockholders - if-converted method	$63,672	$42,477

Denominator:
Weighted average shares outstanding - basic	59,919	59,739
Effect of dilutive stock-based compensation	240	430
Effect of dilutive put rights (1)	3,654	3,235
Weighted average shares outstanding - diluted	63,813	63,404

Basic income per share available to common stockholders	$1.05	$0.72
Diluted income per share available to common stockholders (1)	$1.00	$0.67

FFO per share/unit:

Numerator:
FFO available to common stockholders and unit holders	$122,902	$98,473
Net income (loss) attributable to noncontrolling interest in OEG	711	(579)
FFO adjustments for noncontrolling interest	2,633	2,021
FFO available to common stockholders and unit holders - if-converted method	$126,246	$99,915

Denominator:
Weighted average shares and OP units outstanding - basic	60,314	60,134
Effect of dilutive stock-based compensation	240	430
Effect of dilutive put rights (1)	3,654	3,235
Weighted average shares and OP units outstanding - diluted	64,208	63,799

FFO available to common stockholders and unit holders per basic share/unit	$2.04	$1.64
FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.97	$1.57

Adjusted FFO per share/unit:

Numerator:
Adjusted FFO available to common stockholders and unit holders	$129,823	$102,694
Net income (loss) attributable to noncontrolling interest in OEG	711	(579)
FFO adjustments for noncontrolling interest	2,633	2,021
Adjusted FFO adjustments for noncontrolling interest	282	(135)
Adjusted FFO available to common stockholders and unit holders - if-converted method	$133,449	$104,001

Denominator:
Weighted average shares and OP units outstanding - basic	60,314	60,134
Effect of dilutive stock-based compensation	240	430
Effect of dilutive put rights (1)	3,654	3,235
Weighted average shares and OP units outstanding - diluted	64,208	63,799

Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.15	$1.71
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.08	$1.63

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2025
	Low	High	Midpoint
Consolidated:
Net income	$245,250	$261,000	$253,125
Provision for income taxes	11,000	13,500	12,250
Interest expense, net	203,000	214,000	208,500
Depreciation and amortization	262,625	280,000	271,313
EBITDAre	$721,875	$768,500	$745,188
Non-cash lease expense	3,000	4,250	3,625
Preopening costs	500	1,000	750
Equity-based compensation expense	14,875	16,500	15,688
Pension settlement charge	1,250	1,500	1,375
Interest income on Gaylord National bonds	3,750	4,750	4,250
Loss on extinguishment of debt	3,750	4,500	4,125
Adjusted EBITDAre	$749,000	$801,000	$775,000

Hospitality segment:
Operating income	$444,000	$468,000	$456,000
Depreciation and amortization	221,000	234,000	227,500
Non-cash lease expense	3,250	4,250	3,750
Interest income on Gaylord National bonds	3,750	4,750	4,250
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$675,000	$715,000	$695,000

Entertainment segment:
Operating income	$65,750	$69,750	$67,750
Depreciation and amortization	39,500	43,500	41,500
Non-cash lease expense (revenue)	(250)	–	(125)
Preopening costs	500	1,000	750
Equity-based compensation	4,500	5,500	5,000
Other gains and (losses), net	–	250	125
Adjusted EBITDAre	$110,000	$120,000	$115,000

Corporate and Other segment:
Operating loss	$(48,000)	$(47,500)	$(47,750)
Depreciation and amortization	2,125	2,500	2,313
Equity-based compensation	10,375	11,000	10,688
Pension settlement charge	1,250	1,500	1,375
Other gains and (losses), net	(1,750)	(1,500)	(1,625)
Adjusted EBITDAre	$(36,000)	$(34,000)	$(35,000)

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2025
	Low	High	Midpoint
Consolidated:
Net income	$245,250	$261,000	$253,125
Noncontrolling interest in OEG	(8,000)	(6,000)	(7,000)
Net income available to common stockholders and unit holders	$237,250	$255,000	$246,125
Depreciation and amortization	262,625	280,000	271,313
Adjustments for noncontrolling interest	(12,500)	(10,500)	(11,500)
FFO available to common stockholders and unit holders	$487,375	$524,500	$505,938
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,000	4,250	3,625
Pension settlement charge	1,250	1,500	1,375
Loss on extinguishment of debt	3,750	4,500	4,125
Adjustments for noncontrolling interest	(4,375)	(3,750)	(4,063)
Amortization of deferred financing costs	10,500	12,000	11,250
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	7,000	9,000	8,000
Adjusted FFO available to common stockholders and unit holders	$510,000	$555,000	$532,500

Net income available to common stockholders per diluted share (1)	$3.80	$4.05	$3.93
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$8.24	$8.86	$8.55

Estimated weighted average shares outstanding - diluted (in millions) (1)	64.5	64.5	64.5
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	64.9	64.9	64.9

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

(dollars in thousands, except per share data)

	Guidance Range
	For Full Year 2025
Earnings per share:	Low	High	Midpoint
Numerator:
Net income available to common stockholders	$237,250	$255,000	$246,125
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
Net income available to common stockholders - if-converted method	$245,250	$261,000	$253,125

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	64.5	64.5	64.5

Diluted income per share available to common stockholders	$3.80	$4.05	$3.93

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$510,000	$555,000	$532,500
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
FFO adjustments for noncontrolling interest	12,500	10,500	11,500
Adjusted FFO Adjustments for noncontrolling interest	4,375	3,750	4,063
Adjusted FFO available to common stockholders and unit holders - if-converted method	$534,875	$575,250	$555,063

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	64.9	64.9	64.9

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.24	$8.86	$8.55

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.